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                                                                   Exhibit 10.28


                                                           Loan No. 050-8563-001


                       CERTIFICATE AND INDEMNITY AGREEMENT
                         REGARDING HAZARDOUS SUBSTANCES

         In connection with and as partial consideration for the making of a loan in the amount of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00) (the "Loan"), by GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation ("GE CAPITAL"), to TERADYNE INC. ("Borrower"), Borrower certifies, represents, warrants, covenants and agrees to and with GE CAPITAL as follows as of December 19, 2001:

                  A. Borrower has furnished to GE CAPITAL a Phase I Environmental Site Assessment dated November, 2001, prepared by CDM Dresser & McKee and an Environmental Questionnaire executed by Borrower and dated November 29, 2001 (collectively, the "Report"). Except as disclosed to GE CAPITAL in the Report, Borrower has no knowledge of (a) the presence of any Hazardous Substances (as defined below) on that certain real property and improvements thereon situated in Los Angeles County, California, which real property is more particularly described in Exhibit A attached hereto (including the improvements
                          ---------
thereon, the "Property"), or (b) any spills, releases, discharges or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property or any Other Property (as defined below).

                  B. Borrower represents that, as of the date of this Agreement, Borrower has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport, disposal, discharge, release or presence of any Hazardous Substances on or with respect to the Property, including, without limitation, the Applicable Laws (as defined below).

                  C. Borrower has duly investigated the present and past uses of the Property and has made due inquiry of the appropriate governmental agencies and offices having jurisdiction over the Property and has examined, or been advised of the Applicable Laws, to determine whether the Property is or has been the site of storage of or contamination by any Hazardous Substances. Borrower has provided GE CAPITAL with a written summary of its investigations.

                  D. Borrower has not released and will not release or waive the liability of any previous owner, lessee, or operator of the Property or any party who may be potentially responsible for the presence, release, discharge, disposal or removal of Hazardous Substances on or from the Property. Borrower has made no promises of indemnification regarding Hazardous Substances with respect to the Property to any person or entity other than GE CAPITAL.

                  E. Borrower agrees to notify GE CAPITAL immediately if Borrower becomes aware of (a) any Hazardous Substances or other environmental problem or liability with respect to the Property or any Other Property, or (b) any lien, action or notice resulting from violation of any of the Applicable Laws. If GE CAPITAL reasonably determines that a release

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of Hazardous Substances has occurred on the Property or that a violation of the
Applicable Laws has occurred, Borrower shall, at Borrower's sole cost and expense, (i) obtain and furnish to GE CAPITAL an environmental audit or survey from an expert satisfactory to GE CAPITAL with respect to the Property and (ii) proceed in a timely manner, and in accordance with all Applicable Laws to take all actions which are necessary to clean up any Hazardous Substances affecting the Property and to comply with the Applicable Laws. Following the completion of any such actions, Borrower shall proceed in a timely manner to restore the Property to its former state of productive use.

                  F. Borrower shall indemnify and hold GE CAPITAL harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings and costs and expenses (including attorneys' fees and disbursements), which accrue to or are made against or are incurred by GE CAPITAL at any time (whether prior to or on or after transfer of the Property pursuant to foreclosure or by deed in lieu thereof), and which arise directly or indirectly from or out of, or are in any way connected with (a) the inaccuracy of the certifications, representations or warranties contained herein, (b) any activities on the Property during Borrower's ownership, possession or control of the Property which directly or indirectly result in the Property or any Other Property becoming contaminated with Hazardous Substances, (c) any clean up or removal of Hazardous Substances from the Property or any Other Property, or (d) any violation of any of the Applicable Laws with respect to the Property. Borrower acknowledges that except as provided in the following sentence, Borrower will be solely responsible for all costs and expenses relating to the clean up of Hazardous Substances from the Property or from any Other Property as between Borrower and GE CAPITAL, and that the indemnity in this Paragraph 6 shall cover all such costs and expenses.
                      -----------
Notwithstanding the foregoing, Borrower shall not be responsible for costs or expenses relating to the clean up of Hazardous Substances from the Property or from any Other Property to the extent such Hazardous Substances are first placed on the Property after GE CAPITAL acquires title to the Property pursuant to a foreclosure of the Deed of Trust (as such term is defined below) or pursuant to a deed given by Borrower (and accepted by GE CAPITAL) in lieu of foreclosure.

                  G. Borrower's obligations under this Agreement are unconditional and irrevocable and shall not be limited by any nonrecourse or other limitations of liability provided for in any other document relating to the Loan ("Loan Documents"). The representations, warranties and covenants of Borrower set forth in this Agreement (including without limitation the indemnity provided for in Paragraph 6 above) (a) are separate and distinct obligations
                -----------
from and in addition to Borrower's obligations under the Loan Documents, (b) are not secured by the Deed of Trust (the "Deed of Trust") or other security documents securing the Loan and shall not be discharged or satisfied by foreclosure of the liens created by the Deed of Trust or other security documents and (c) shall continue in effect after any transfer of the Property, including without limitation transfers pursuant to foreclosure proceedings (whether judicial or nonjudicial), or by deed in lieu of foreclosure.

                  H. As used in this Agreement, "Hazardous Substances" shall mean the following: asbestos, polychlorinated biphenyls and petroleum products and any chemical, substance or material defined, classified or designated as hazardous, toxic or radioactive, or any other similar term, by any of the Applicable Laws. It is the intent of Borrower that the term "Hazardous Substances" be construed in the broadest sense possible under this Agreement. As

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used in this Agreement, "Other Property" means any property which becomes contaminated with Hazardous Substances as a result of construction, operations or other activities on, or the contamination of, the Property. The term "Applicable Laws" as used in this Agreement shall include, without limitation,
(a) The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by The Superfund Amendments and Reauthorization Act, (b) The Resource Conservation and Recovery Act, as amended by The Hazardous and Solid Waste Amendments of 1985, (c) any local, state or federal laws, rules, regulations or ordinances (whether in existence on the date of this Agreement or executed or promulgated after the date hereof) concerning the management, control, discharge, treatment, containment, removal or remediation of substances or materials that are or may become a threat to public health or the environment, or (d) any common law theory involving materials or substances which are (or are alleged to be) hazardous to human health or the environment.

                  I. Borrower acknowledges and agrees that neither this Agreement nor any of the Loan Documents shall put GE CAPITAL in the position of an owner of the Property prior to any acquisition of the Property by GE CAPITAL. The rights granted GE CAPITAL herein and in the Loan Documents are granted solely for the protection of GE CAPITAL's liens and security interests covering the Property, and do not grant to GE CAPITAL the right to control Borrower's actions, decisions or policies regarding Hazardous Substances.

                  J. This Agreement shall be binding upon its heirs, representatives, successors and assigns. This Agreement shall inure to the benefit of GE CAPITAL, any subsequent holder, in whole or in part, of the documents evidencing and/or securing the Loan, any assignees or participants of GE CAPITAL, and any person or entity who acquires the Property in connection with a foreclosure of the Deed of Trust or pursuant to a deed given in lieu of foreclosure. This Agreement shall be governed under the laws of the State of California. In any suit, action or appeal therefrom to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its costs incurred therein including attorneys' fees and disbursements at trial and on appeal.

                  K. If Borrower includes more than one person or entity, each shall be jointly and severally liable hereunder.


                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                       BORROWER:

                                       TERADYNE, INC.,
                                       a Massachusetts corporation



                                       By:    /s/ Stuart M. Osattin
                                          --------------------------------------
                                       Print: Stuart M. Osattin
                                             -----------------------------------
                                       Its:   Vice President and Treasurer
                                           -------------------------------------

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                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION


                              See Attached Schedule

                                        5

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        Schedule Pursuant to Instruction 2 to Rule 601 of Regulation S-K
    under the Securities Act of 1933 and the Securities Exchange Act of 1934


         Teradyne, Inc. entered into five of the foregoing Certificate and Indemnity Agreement Regarding Hazardous Substances agreements. The agreements are substantially identical but for the Exhibits A attached thereto. Such Exhibits A are attached to and follow this schedule.

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                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 3, OF TRACT NO. 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGES 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29, 1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPTING TO THE COUNTY OF LOS ANGELES ALL OIL, GAS HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

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                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 2, OF TRACT NO. 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGES 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29,1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPTING TO THE COUNTY OF LOS ANGELES ALL OIL, GAS, HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 1 OF TRACT 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGE 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29,1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPT TO THE COUNTY OF LOS ANGELES ALL OIL, GAS, HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

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                                   EXHIBIT "A"
                                   -----------

                                Legal Description


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT 2, so designated and delineated on the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

TOGETHER WITH an appurtenant easement for the purposes of mutual ingress and egress, as granted by Cad N. Swenson, Co., Inc. and CA. Swenson, Inc. to Fox Lane Investment Company recorded June 1, 1983 in Book H597, page 745, Official Records.

TOGETHER WITH mutual access easement established by Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

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                                   EXHIBIT "A"
                                   -----------

                                Legal Description


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT 1, so designated and delineated on the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

TOGETHER WITH an appurtenant easement for the purposes of mutual ingress and egress, as granted by Cad N. Swenson, Co., Inc. and CA. Swenson, Inc. to Fox Lane Investment Company recorded June 1, 1983 in Book H597, page 745, Official Records.

TOGETHER WITH mutual access easement established by Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.